Vanguard Global Wellesley® Income Fund

Supplement Dated July 1, 2021, to the Prospectus and Summary Prospectus Dated December 22, 2020

Important Change to Vanguard Global Wellesley Income Fund

Effective immediately, Michael E. Stack has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Global Wellesley Income Fund. Loren L. Moran and Andre J. Desautels remain as the portfolio managers of the Fund.

All references to Mr. Stack and corresponding disclosure related to Mr. Stack in the Fund's Prospectus and Summary Prospectus are hereby deleted. The Fund's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 1496C 072021
Vanguard Marketing Corporation, Distributor.

Vanguard World Fund

Supplement Dated July 1, 2021, to the Statement of Additional Information Dated December 22, 2020

Important Change to Vanguard Global Wellesley® Income Fund

Effective immediatley, Michael E. Stack has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Global Wellesley Income Fund. Loren L. Moran and Andre J. Desautels remain as the portfolio managers of the Fund.

All references to Mr. Stack and corresponding disclosure related to Mr. Stack in the Fund's Statement of Additional Information are hereby deleted. The Fund's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 023J 072021